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                                                                    EXHIBIT 10.C




                            Inland Steel Industries




                        INLAND 1984 INCENTIVE STOCK PLAN


                       AS AMENDED THROUGH MARCH 22, 1995
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                        INLAND 1984 INCENTIVE STOCK PLAN
                       AS AMENDED THROUGH MARCH 22, 1995


1. Purpose.

  The purpose of the Inland 1984 Incentive Stock Plan (the "Plan") is to attract and retain outstanding individuals as officers and key employees of the "Company" (which, on and after May 1, 1986, shall be Inland Steel Industries, Inc., and prior to that date shall be Inland Steel Company) and its subsidiaries, and to furnish incentives to such individuals through rewards based upon the ownership and performance of the common stock of the Company. To this end, the Committee hereinafter designated may grant stock options, stock appreciation rights, restricted stock awards, and performance awards, or combinations thereof, to officers and other key employees of the Company and its subsidiaries, on the terms and subject to the conditions set forth in this Plan.

2. Participants.

  Participants in the Plan shall consist of such officers and other key employees of the Company and its subsidiaries as the Committee in its sole discretion may select from time to time to receive stock options, stock appreciation rights, restricted stock awards or performance awards, either singly or in combination, as the Committee may in its sole discretion determine. Any director of the Company or any of its subsidiaries who is not also an employee of the Company or any of its subsidiaries shall not be eligible to receive stock options, stock appreciation rights, restricted stock awards or performance awards under the Plan.

3. Shares Reserved under the Plan.

  The maximum number of shares of common stock, $1.00 par value, of the Company which may be issued pursuant to all grants made under the Plan shall not exceed 800,000, of which no more than 300,000 shares shall be issued pursuant to restricted stock awards and performance awards granted under the Plan. Any shares subject to any grant which terminates by expiration, cancellation or otherwise prior to the issuance of such shares or, in the case of a restricted stock award, prior to vesting shall again be available for future grants under the Plan. Shares of common stock to be issued pursuant to grants under the Plan may be authorized and unissued shares of common stock, treasury common stock, or any combination thereof.

4. Administration of the Plan.

  The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company. No member of the Committee shall be eligible to receive any grant, or
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shall have been eligible to receive any grant for at least one year prior to becoming a member, under the Plan or any other stock option, stock appreciation rights or other incentive stock plan of the Company or any subsidiary of the Company. Subject to the provisions of the Plan, the Committee shall have authority (i) to determine which employees of the Company and its subsidiaries shall be eligible for participation in the Plan; (ii) to select employees to receive grants under the Plan; (iii) to determine the form of the grant, whether as a stock option, stock appreciation right, restricted stock award, performance award or a combination thereof, the number of shares or units subject to the grant, the time and conditions of exercise or vesting, the fair market value of the common stock of the Company for purposes of the Plan, and all other terms and conditions of any grant; and (iv) to prescribe the form of agreement, certificate or other instrument evidencing the grant. The Committee shall also have authority to interpret the Plan and to establish, amend and rescind rules and regulations for the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all persons.

5. Effective Date and Term of Plan.

  The Plan shall be submitted to the stockholders of the Company for approval at the annual meeting to be held on April 25, 1984, or any adjournment thereof, and, if approved by the affirmative vote of the holders of a majority of the shares of common stock and Series A $2.40 Cumulative Convertible Preferred Stock of the Company (voting together and not as separate classes) present in person or by proxy, shall become effective on the date of such approval. The Plan shall terminate five years after it becomes effective unless terminated sooner by action of the Board of Directors. No further grants may be made under the Plan after termination, but termination shall not affect the rights of any participant under, or the authority of the Committee with respect to, any grants or awards made prior to termination.

6. Stock Options.

         (a) Grants. Options to purchase shares of common stock of the Company, including "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1954, as amended (the "Code"), may be granted from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee.

         (b) Terms of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee in its sole discretion, provided that no option shall be exercisable less than one or more than ten years after the date of grant. The per share option price shall not be less than 100% of the fair market value of a share of common stock of the Company on the date the option is granted. Upon exercise, the option price





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may be paid in cash, in shares of common stock of the Company having a fair market value equal to the option price, or in a combination thereof. The Committee may also allow the cashless exercise of options by holders thereof, as permitted under regulations promulgated by the Board of Governors of the Federal Reserve System, subject to any applicable restrictions necessary to comply with rules adopted by the Securities and Exchange Commission, and the exercise of options by holders thereof by any other means that the Committee determines to be consistent with the Plan's purpose and applicable law, including loans, with or without interest, made by the Company to the holder thereof.

         (c) Restrictions Relating to Incentive Stock Options. No incentive stock option granted prior to January 1, 1987, may be exercised by an optionee while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any incentive stock option previously granted to such optionee to purchase stock in the Company or any subsidiary of the Company or in a corporation which is a predecessor to the Company or any subsidiary. The aggregate fair market value (determined as of the time the option is granted) of the common stock of the Company for which any employee may be granted incentive stock options in any calendar year (under this Plan or any other plan of the Company or any of its subsidiaries) shall not exceed $100,000 (or such other individual grant limit as may be in effect under the Code on the date of grant) plus any unused limit carryover to such year permitted under Section 422A of the Code.

         (d) Termination of Employment. If an optionee ceases to be employed by the Company or any of its subsidiaries by reason of (i) death, (ii) physical or mental incapacity, (iii) retirement on or after the normal retirement date provided for in and pursuant to any pension plan of the Company or any subsidiary of the Company in effect at the time of such retirement, or (iv) early retirement (with the consent of the Company) provided for in and pursuant to any such pension plan, any option held by such optionee may be exercised, with respect to all or any part of the common stock of the Company as to which such option was not theretofore exercised (whether or not such option was otherwise then exercisable), for a period ending on the first anniversary of the date of such cessation of employment or the date of expiration of such option, whichever first occurs. If an optionee ceases to be employed by the Company and any of its subsidiaries for any reason other than a reason set forth in the immediately preceding sentence, any option held by such optionee may be exercised for a period ending on the 30th day following the date of such cessation of employment or the date of expiration of such option, whichever first occurs, but only with respect to that number of shares of common stock for which such option was exercisable immediately prior to the date of cessation of employment.





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         (e)   Additional Terms and Conditions.  The agreement or instrument evidencing the grant of a stock option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

7.       Stock Appreciation Rights.

         (a) Grants. Rights entitling the grantee to receive cash or shares of common stock of the Company having a fair market value equal to the appreciation in market value of a stated number of shares of such common stock from the date of the grant to the date of exercise, or, in the case of rights granted in tandem with or by reference to a stock option granted prior to the grant of such rights, from the date of grant of such related stock option to the date of exercise, may be granted from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee.

         (b) Terms of Grant. Such rights may be granted in tandem with or by reference to a related stock option, in which event the grantee may elect to exercise either the stock option or the rights, but not both, as to any of the same shares subject to the stock option and the rights, or the rights may be granted independently of a related stock option. Rights granted in tandem with or by reference to a related stock option shall be exercisable to the extent, and only to the extent, that the related option is exercisable, provided that no such right (except in the case of death, or physical or mental incapacity) shall be exercisable prior to the expiration of six months following the date the right is granted. Rights granted independently of a stock option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee, provided that no right shall be exercisable less than one or more than ten years after the date of grant. Further, in the event that any employee to whom rights are granted independently of a stock option ceases to be an employee of the Company and its subsidiaries, such rights shall be exercisable only to the extent and upon the conditions that stock options are exercisable in accordance with the provisions of paragraph 6(d) of the
Plan.   The Committee may at any time of grant or at any time thereafter impose such additional terms and conditions on the exercise of stock appreciation rights as it deems necessary or desirable for compliance with section 16(a) or 16(b) of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

         (c) Payment on Exercise. Upon exercise of a stock appreciation right, the grantee shall be paid the excess of the then fair market value of the number of shares of common stock of the Company to which the right relates over the fair market value of such number of shares at the date of grant of the right or of the related stock option, as the case may be. Such excess shall be paid in cash or in shares of common stock having a fair market





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value equal to such excess, or in such combination thereof, as may be provided in the grant of such right (which may permit the grantee to elect between cash and common stock or to elect a combination thereof), or, if no such provision is made in the grant, as the Committee shall determine upon exercise of the right, provided, in any event, that the grantee shall be paid cash in lieu of any fractional share of common stock to which such grantee would otherwise be entitled. The number of shares which may be issued pursuant to all grants under the Plan shall be reduced in connection with the exercise of any stock appreciation right by the number of shares paid out pursuant to such exercise.

         (d) Additional Terms and Conditions. The agreement or instrument evidencing the grant of stock appreciation rights may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

8.       Restricted Stock Awards.

         Restricted stock awards consisting of shares of common stock of the Company may be made from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee, provided that any such employee (except an employee whose terms of employment include the granting of a restricted stock award) shall have been employed by the Company or any of its subsidiaries for at least six months. Such awards shall be contingent on the employee's continuing employment with the Company or its subsidiaries for a period to be specified in the award, which shall not be less than one or more than ten years from the date of award, and shall be subject to such additional terms and conditions as the Committee in its sole discretion deems appropriate, including, but not by way of limitation, restrictions on the sale or other disposition of such shares during the restriction period. The Committee may in its sole discretion at the time of the award or at any time thereafter provide for the early vesting of such award in the event of termination of employment by retirement, death, incapacity or otherwise prior to the end of the restriction period. The holder of a restricted stock award shall have the right to vote the restricted shares and to receive dividends thereon, unless and until such shares are forfeited.

9.       Performance Awards.

         (a) Awards. Performance awards consisting of monetary units or units which are equivalent to shares of common stock of the Company may be made from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee. Such awards shall be contingent on the achievement over a period of not less than three or more than ten years of such corporate, division, subsidiary, group or other objectives as shall be established by the Committee. Such





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objectives shall be established by the Committee prior to the beginning of the performance period, but may be revised by the Committee from time to time during the performance period to take into account significant unforeseen events or changes in circumstances.

         (b) Termination of Employment. Except as may otherwise be determined by the Committee at the time of the award or at any time thereafter, a performance award shall terminate if the holder of the award does not remain continuously in the employ of the Company and its subsidiaries at all time during the applicable performance period.

         (c) Payment. Following the end of the performance period, the holder of a performance award shall be entitled to receive payment of an amount, not exceeding the maximum value of the performance award established by the Committee, based on the level of achievement of the objectives for the performance period as determined by the Committee. Payment may be made in cash, shares of common stock, or a combination thereof, as determined by the Committee. Any payment to be made in common stock shall be based on the fair market value of such stock on the payment date.

10.  Adjustments for Changes in Capitalization, Etc.

         Stock options, stock appreciation rights, restricted stock awards, and performance awards shall be subject to adjustment by the Committee in its sole discretion as to the number, kind and price of shares or other consideration subject to such grants in the event of changes in the outstanding common stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in corporate structure or capitalization occurring after the date of the grant of any stock option, stock appreciation right, restricted stock award or performance award. In the event of any such change in the outstanding common stock, the maximum number of shares which may be issued pursuant to all grants under the Plan and pursuant to restricted stock awards and performance awards may also be appropriately adjusted by the Committee.

11.  Effect of Liquidation, Merger, Consolidation or Other Events.

         Unless otherwise determined by the Committee, and notwithstanding any other provisions of the Plan, each outstanding stock option and stock appreciation right and each restricted stock award and performance award shall automatically terminate upon the effective date of (i) the liquidation or dissolution of the Company, (ii) any merger or consolidation in which the Company is not the surviving corporation or pursuant to which the common stock of the Company does not remain outstanding, or (iii) the acquisition by another person of all or substantially all of the assets of the Company; provided, however, that the Committee in anticipation





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of any such event or any similar event, or in the event of (a) the acquisition by any person of the beneficial ownership of 25% or more of the outstanding voting securities of the Company or (b) any offer by any person to acquire any voting securities of the Company which, if accepted, would result in the beneficial ownership by such person of 25% or more of the outstanding voting securities of the Company, may accelerate the time within which such stock options and stock appreciation rights may be exercised as well as the time for the vesting of restricted stock and performance awards.

12.  Amendment and Termination of Plan.

         The Plan may be amended or terminated by the Board of Directors of the Company in any respect except that (other than pursuant to paragraph 10 of the Plan) no amendment may be made without stockholder approval if such amendment would increase the maximum number of shares available for issuance pursuant to all grants under the Plan or pursuant to restricted stock awards and performance awards.

13.  Miscellaneous.

         (a) No Right to a Grant. Neither the adoption of the Plan nor any action of the Board of Directors or of the Committee shall be deemed to give any employee any right to be selected as a participant or to be granted a stock option, stock appreciation right, restricted stock award or performance award.

         (b) Rights as Stockholder. No person shall have any rights as a stockholder of the Company with respect to any shares covered by a stock option, stock appreciation right, or performance award until the date of the issuance of a stock certificate to such person pursuant to such stock option right or award.

         (c) Employment. Nothing contained in this Plan shall be deemed to confer upon any employee any right of continued employment with the Company or any of its subsidiaries or to limit or diminish in any way the right of the Company or any such subsidiary to terminate his or her employment at any time with or without cause.

         (d) Taxes. The Company shall be entitled to deduct from any payment under the Plan the amount of any tax required by law to be withheld with respect to such payment or may require any participant to pay such amount to the Company prior to and as a condition of making such payment. In addition, the Committee may, in its discretion and subject to such rules as it may adopt from time to time, permit a participant to elect to have the Company withhold from any payment under the Plan (or to have the Company accept from the participant), for tax withholding purposes, cash or shares of common stock of the Company, valued at their fair market value, but





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in no event shall the cash or fair market value of the number of shares so withheld (or accepted) exceed the amount necessary to meet the maximum Federal, state and local marginal tax rates then in effect that are applicable to the participant and to the particular transaction.

         (e) Nontransferability. No stock option, stock appreciation right, restricted stock award or performance award shall be transferable except by will or the laws of descent and distribution. During the holder's lifetime, stock options and stock appreciation rights shall be exercisable only by, and shares subject to restricted stock awards and payments pursuant to performance awards shall be delivered or made only to, such holder or such holder's duly appointed legal representative.





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